Net Deferred Tax Position	12 Months Ended
Dec. 31, 2017
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Net Deferred Tax Position

D.14. Net deferred tax position

An analysis of the net deferred tax position is set forth below:

(€ million)	2017	2016	2015
Deferred taxes on:

Consolidation adjustments (intragroup margin in inventory)	969	1,095	1,074

Provision for pensions and other employee benefits	1,263	1,538	1,522

Remeasurement of other acquired intangible assets(a)	(1,713)	(2,797)	(3,370)

Recognition of acquired property, plant and equipment at fair value	(36)	(44)	(48)

Equity interests in subsidiaries and investments in other entities(b)	(592)	(818)	(833)

Tax losses available for carry-forward	1,059	1,070	1,162

Stock options and other share-based payments	88	126	131

Accrued expenses and provisions deductible at the time of payment(c)	1,344	2,202	2,061

Other	303	5	120
Net deferred tax asset/(liability)	2,685	2,377	1,819

(a)	Includes the following deferred tax liabilities as of December 31, 2017: €176 million relating to the remeasurement of the other intangible assets of Aventis, and €929 million relating to Genzyme.

(b)

In some countries, Sanofi is liable for withholding taxes and other tax charges when dividends are distributed. Consequently, Sanofi recognizes a deferred tax liability on the reserves of French and foreign subsidiaries (approximately €51.0 billion) which it regards as likely to be distributed in the foreseeable future. In determining the amount of the deferred tax liability as of December 31, 2017, Sanofi took into account changes in the ownership structure of certain subsidiaries, and the effects of changes in the taxation of dividends in France following the ruling of the Court of Justice of the European Union in the Steria case and the resulting amendments to the 2015 Finance Act.

(c)	Includes deferred tax assets related to restructuring provisions, amounting to €212 million as of December 31, 2017, €334 million as of December 31, 2016, and €394 million as of December 31, 2015.

The reserves of Sanofi subsidiaries that would be taxable if distributed but for which no distribution is planned, and for which no deferred tax liability has therefore been recognized, totaled €16.8 billion as of December 31, 2017, compared with €25.2 billion as of December 31, 2016 and €23.9 billion as of December 31, 2015.

Most of Sanofi’s tax loss carry-forwards are available indefinitely. For a description of policies on the recognition of deferred tax assets, refer to Note B.22. The recognition of deferred tax assets is determined on the basis of profit forecasts for each tax consolidation, and of the tax consequences of the strategic opportunities available to Sanofi. Those forecasts are consistent with Sanofi’s medium-term strategic plan, and are based on time horizons that take account of the period of availability of tax loss carry-forwards and the specific circumstances of each tax group. Deferred tax assets relating to tax loss carry-forwards as of December 31, 2017 amounted to €1,346 million, of which €287 million were not recognized. This compares with €1,502 million as of December 31, 2016 (of which €431 million were not recognized) and €1,721 million as of December 31, 2015 (of which €559 million were not recognized).

The table below shows when tax losses available for carry-forward are due to expire:

(€ million)	Tax losses available for carry-forward(a)
2018	33

2019	6

2020	24

2021	55

2022	43

2023 and later	5,003
Total as of December 31, 2017	5,164
Total as of December 31, 2016	5,176
Total as of December 31, 2015	5,209

(a)	Excluding tax loss carry-forwards on asset disposals. Such carry-forwards amounted to €7 million as of December 31, 2017, €13 million as of December 31, 2016 and zero as of December 31, 2015.

Use of tax loss carry-forwards is limited to the entity in which they arose. In jurisdictions where tax consolidations are in place, tax losses can be netted against taxable income generated by entities in the same tax consolidation.

Deferred tax assets not recognized because their future recovery was not regarded as probable given the expected results of the entities in question amounted to €302 million in 2017, €561 million in 2016 and €666 million in 2015.